SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


           DELAWARE                   0-26483                   94-3236309
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events and Regulation FD Disclosure.

      On March 16, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Extends Filing Date for 2003 10-K. Company Expects to Report 43% Decrease in Net Loss Applicable to Common Stockholders".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release dated March 16, 2004, entitled, "VaxGen Extends Filing Date for 2003 10-K. Company Expects to Report 43% Decrease in Net Loss Applicable to Common Stockholders".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          VaxGen, Inc.
                                                          (Registrant)

Dated: March 16, 2004                           By: /s/ Carter A. Lee
                                                    ------------------------
                                                    Carter Lee
                                                    Senior Vice President
                                                    Finance & Administration